Dividend & Income Fund a series of CNI Charter Funds
SUMMARY PROSPECTUS DATED FEBRUARY 19, 2013
Class: Class N	Ticker: (RIMHX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.cnicharterfunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to cnicharterfunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated February 19, 2013, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2012, are incorporated by reference into this Summary Prospectus.

Dividend & Income Fund

INVESTMENT GOAL
The Dividend & Income Fund seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Dividend & Income Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.50%
Distribution (12b-1) Fees		0.25%
Other Expenses (1)
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.11%
Total Other Expenses		0.36%
Acquired Fund Fees and Expenses(1)		0.01%
Total Annual Fund Operating Expenses		1.12%
____________________
(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Dividend & Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During its most recent fiscal year, the portfolio turnover rate of the Predecessor Fund (as defined below) was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Dividend & Income Fund invests primarily in income-generating securities, principally comprised of dividend-paying equity securities.  Generally, the Fund invests primarily in dividend-paying equity securities, consisting of common stocks, preferred stocks and real estate investment trusts (“REITs”).  The Fund seeks to create a portfolio of securities with an income yield greater than the dividend yield of the S&P 500 Index.  The Fund may invest in securities of companies of any market capitalization.  The Fund’s equity investments consist primarily of securities of U.S. companies.

In selecting the Fund’s equity securities, Rochdale Investment Management LLC (the “Adviser”), the Fund’s investment adviser, generally seeks companies that pay above-average, stable dividend yields compared to the dividend yield of the S&P 500 Index and have the ability to grow yields over time.  The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, and the Adviser believes the valuation is attractive and industry trends remain favorable.

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PRINCIPAL RISKS OF INVESTING IN THE FUND
As with any mutual fund, there are risks to investing. Neither the Dividend & Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

•
General Market Risk -- The market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.

•
Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited.  Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments.  In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

•
Management Risk -- The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

•
Real Estate Investment Trusts (“REITs”) Risk-- REITs’ share prices may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns of the overall market.  Additionally, it is possible that a REIT will fail to qualify for favorable tax treatment.  REITs typically incur fees that are separate from those of the Fund.  Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses.

•
Small and Medium-Size Company Risk – Investments in small-capitalization and mid-capitalization companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.  The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

•	Dividend Tax Treatment Risk – There may be a significant change in legislation or policy affecting taxation on dividends, which may affect the performance of the Fund.
•
Defensive Instrument Risk – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE
The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999, as a series of Rochdale Investment Trust, a Delaware statutory trust (the "Predecessor Fund"). The Fund intends to commence operations and offer shares of the Fund for public sale on about April 1, 2013, after the reorganization of the Predecessor Fund into the Dividend & Income Fund. The Dividend & Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

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The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Dividend & Income Fund by showing the changes in the Predecessor Fund's performance for the indicated periods. Of course, the Predecessor Fund's past performance does not necessarily indicate how the Dividend & Income Fund will perform in the future. Updated performance is available by calling 1-800-245-9888.

In the bar chart and the performance table, the performance results are for the Predecessor Fund.  Class N shares of the Dividend & Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Predecessor Fund based on a calendar year.

*Prior to June 27, 2003, the Predecessor Fund operated as the Rochdale Alpha Portfolio, with a different investment strategy.

	Quarterly Return	Quarter Ended
Highest	21.25%	6/30/2001
Lowest	-23.63%	9/30/2001

Average Annual Total Returns (for the periods ended December 31, 2012)
	1 Year	5 Years	10 Years
Predecessor Fund(1)
Return Before Taxes	7.53%	4.44%	9.09%
Return After Taxes on Distributions	7.00%	3.30%	8.06%
Return After Taxes on Distributions and Sale of Fund Shares	5.54%	3.20%	7.54%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
Dow Jones Select Dividend Index (reflects no deduction for fees, expenses or taxes)	10.84%	2.49%	7.42%

(1)	Prior to June 27, 2003, the Predecessor Fund operated as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-capitalization strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The “Return After Taxes on Distributions and Sale of Fund Shares” takes into account the gain or loss that would be realized upon a redemption of fund shares, assumes that such gain or loss would be recognized as a capital gain or loss, and assumes that the investor would be able to utilize any such capital loss to offset capital gains.

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INVESTMENT MANAGER
Rochdale Investment Management LLC

PORTFOLIO MANAGERS
David J. Abella, a Senior Portfolio Manager with the Adviser, has served as the portfolio manager for the Fund and the Predecessor Fund since 2003.

PURCHASE AND SALE OF FUND SHARES
Shares of the Dividend & Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Dividend & Income Fund are redeemable on any day that the NYSE is open for business.  Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION
The Dividend & Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Dividend & Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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